EXHIBIT 99.1

AVX completes acquisition of the Transportation, Sensing and Control (“TS&C”) division of TT Electronics

FOUNTAIN INN, S.C. – October 2, 2017  – AVX Corporation (NYSE: AVX) today announced that it has completed the acquisition of the previously announced acquisition of the Transportation, Sensing and Control (“TS&C”) division of TT Electronics, PLC, a United Kingdom (U.K.) Company, for approximately £118.8 million (approximately $156 million) in cash, subject to customary post-closing adjustments based on the actual net debt and actual working capital of the target companies.

The purchase comprises TS&C’s manufacturing subsidiaries located in Austria, China, Germany, India, Mexico, Romania, South Korea, the UK and the USA, including R&D, manufacturing and sales office locations.  In the financial year ended December 31, 2016, the TS&C Business generated £237.4 million (approximately $300 million) of revenue.

John Sarvis, AVX’s Chief Executive Officer and President, said, “The purchase of the TS&C division from TT Electronics enhances our position in the automotive business and provides further opportunities for expansion. We have been carefully planning for the integration of the TS&C business with AVX and are confident that the combination presents a great opportunity for further growth.”

AVX Corporation is a leading worldwide manufacturer and supplier of a broad line of passive electronic components and interconnect products. AVX's components can be found in products manufactured in a very broad range of industries worldwide. AVX is headquartered in Fountain Inn, SC. AVX can be found on the Internet at http://www.avx.com.

 Forward-Looking Statements

Certain statements of other than historical fact that are contained in this document and in other written materials, press releases and oral statements issued by or on behalf of AVX Corporation, AVX Limited or TT Electronics may be considered to be “forward-looking statements” within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. These statements may include words such as “expect,” “estimate,” “project,” “anticipate,” “appear,” “believe,” “could,” “should,” “may,” “likely,” “intend,” “probability,” “risk,” “target,” “objective,” “plans,” “potential,” and similar expressions, although not all forward-looking statements contain such language. Forward-looking statements are statements with respect to AVX Corporation’s, AVX Limited’s or TT Electronics’ beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause actual results to differ materially from the results discussed in the forward-looking statements. For example, statements about the acquisition involving AVX Limited and TT Electronics, including future financial and operating results, plans, objectives, expectations and intentions, the expected timing of integration of the target companies and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the ability to retain key personnel, (ii) the risk that the businesses will not be integrated successfully; (iii) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (iv) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; and (v) the diversion of management time on acquisition-related issues.

Additional information concerning AVX Corporation and its business, including additional factors that could materially affect its financial results, is included in AVX Corporation’s Annual Report on Form 10-K for the year ended March 31, 2017 under “Business” and Item 1A. “Risk Factors,” and in its other filings with the Securities and Exchange Commission (the “SEC”). Except as required by law, each of AVX Corporation, AVX Limited and TT Electronics disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Contact:

AVX Corporation, Fountain Inn

Kurt Cummings

864-967-9303

investor.relations@avx.com

Source: AVX Corporation